Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 15, 1999, included in Comstock Resources, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.




                                                     ARTHUR ANDERSEN LLP




Dallas, Texas,
June 24, 1999



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